                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

[LOGO OF FRANKLIN TEMPLETON]

                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
            700 Central Avenue, St. Petersburg, Florida 33701-3628

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               FEBRUARY 20, 1996

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Templeton Global Governments Income Trust (the "Trust"), a Massachusetts business trust, will be held at the Trust's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628 on Tuesday, February 20, 1996 at 10:00 A.M. (Eastern Standard Time) for the following purposes:

  I. To elect four Trustees of the Trust to hold office for the terms specified and until their successors are elected and qualified.

  II. To ratify or reject the selection of McGladrey & Pullen, LLP as independent public accountants of the Trust for the fiscal year ending August 31, 1996.

  III. To transact such other business as may properly come before the Annual Meeting.

  Every Shareholder of record as of the close of business on January 4, 1996 will be entitled to vote.

                                       By Order of the Board of Trustees,

                                       Thomas M. Mistele, Secretary

January 9, 1996


  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL HAVE RECEIVED PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE THAT YOU RECEIVE REGARDLESS OF
                         THE NUMBER OF SHARES YOU OWN.

                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
            700 Central Avenue, St. Petersburg, Florida 33701-3628

                               ----------------

                                PROXY STATEMENT

                    SOLICITATION AND REVOCATION OF PROXIES

  This Proxy Statement and Notice of Annual Meeting with accompanying form of proxy are being mailed to Shareholders of Templeton Global Governments Income Trust (the "Trust") on or about January 9, 1995. THEY ARE BEING FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE TRUSTEES OF THE TRUST FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 20, 1996, OR ANY ADJOURNMENT THEREOF. The report for the fiscal year ended August 31, 1995, including audited financial statements, will be provided without charge upon request. Such requests should be addressed to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, FL 33733-8030, or telephone 1-800/DIAL BEN.

  Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the nominees for Trustee and in favor of the proposals set forth in the attached Notice of Annual Meeting. A proxy may be revoked at any time prior to its use. In addition to revocation in any other manner permitted by law, a Shareholder may revoke the proxy by an instrument in writing executed by the Shareholder or his attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the office of the Trust at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or with the chairman of such meeting on the day of the Annual Meeting, or adjournment thereof.

  The cost of soliciting proxies in the accompanying form, including the fees of a proxy soliciting agent, will be borne by the Trust. In addition to solicitation by mail, proxies may be solicited by Trustees, officers and regular employees and agents of the Trust without compensation therefor. The Trust will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute the proxies.

  As of December 15, 1995, there were 22,842,821 Shares of the Trust outstanding. Each Share of record as of the close of business on January 4, 1996 will be entitled to one vote on all matters presented at the Annual Meeting.

  From time to time, the number of Shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total Shares outstanding. To the Trust's knowledge, there are no other entities holding beneficially or of record more than 5% of the Trust's outstanding Shares.

  As of December 15, 1995, the Trust had net assets of $182,322,586.

  Shareholder proposals to be presented at the annual meeting in February, 1997 must be received at the Trust's office, 700 Central Avenue, St. Petersburg, Florida 33701-3628, no later than September 1, 1996.

                              GENERAL INFORMATION

  The Investment Manager of the Trust is Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc. ("TICI" or the "Investment Manager"), a Florida corporation with offices at Broward Financial Centre, Suite 2100, Ft. Lauderdale, Florida 33394-3091. Pursuant to an Investment Management Agreement dated October 30, 1992, and amended and restated as of April 1, 1993 and December 6, 1994, the Investment Manager manages the investment and reinvestment of Trust resources. The Investment Manager is an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20.1% and 16%, respectively, of Franklin's outstanding shares. Franklin is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies.

  Templeton Global Investors, Inc. ("TGII" or the "Business Manager"), Broward Financial Centre, Suite 2100, Ft. Lauderdale, Florida 33394-3091, an indirect wholly-owned subsidiary of Franklin, performs certain administrative functions for the Trust pursuant to a Business Management Agreement.

  The Fund's shares are listed on the New York Stock Exchange (symbol TGG).

                            I. ELECTION OF TRUSTEES

  The Board of Trustees of the Trust is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Fred R. Millsaps, John Wm. Galbraith and Rupert H. Johnson, Jr. have been nominated for three-year terms to expire at the 1999 Annual Meeting of Shareholders, such terms to continue until their successors have been duly elected and qualified. Charles B. Johnson has been nominated for a one-year term to expire at the 1997 Annual Meeting of Shareholders, such term to continue until his successor has been duly elected and qualified.

  The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) in favor of the nominees named below. All of the nominees are currently members of the Board of Trustees of the Trust. In addition, all nominees and Trustees are also Trustees or trustees of other investment companies in the Franklin Templeton Group.

  All of the nominees listed below are available and have consented to serve if elected. If any of the nominees should not be available, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Trustees.

  The following table provides information concerning each continuing Trustee of the Trust and each nominee for election as a Trustee:

                                                                         SHARES OWNED
                                                                      BENEFICIALLY AND %
     NAME, ADDRESS AND          PRINCIPAL OCCUPATION        TRUSTEE  OF TOTAL OUTSTANDING
   OFFICES WITH THE FUND   DURING PAST FIVE YEARS AND AGE    SINCE  AS OF DECEMBER 15, 1995
   ---------------------   ------------------------------   ------- -----------------------
 NOMINEES TO SERVE UNTIL
 1999 ANNUAL MEETING
 OF SHAREHOLDERS:

 FRED R. MILLSAPS             Manager of personal            1990             782(**)
 2665 NE 37th Drive            investments (1978-
 Ft. Lauderdale, Florida       present); chairman and
  TRUSTEE                      chief executive officer
                               of Landmark Banking
                               Corporation (1969-
                               1978); financial vice
                               president of Florida
                               Power and Light (1965-
                               1969); vice president
                               of The Federal Reserve
                               Bank of Atlanta (1958-
                               1965); director of
                               various other business
                               and nonprofit
                               organizations. Age 66.

JOHN WM. GALBRAITH           President of Galbraith         1995             -0-
 360 Central Avenue            Properties, Inc.
 St. Petersburg, Florida       (personal investment
  TRUSTEE                      company); director of
                               Gulfwest Banks, Inc.
                               (bank holding company)
                               (1995-present) and
                               Mercantile Bank (1991-
                               present); vice chairman
                               of Templeton, Galbraith
                               & Hansberger Ltd.
                               (1986-1992); chairman
                               of Templeton Funds
                               Management, Inc. (1974-
                               1991). Age 74.

 RUPERT H. JOHNSON, JR.       Executive vice president       1992             -0-
 777 Mariners Island Blvd.     and director of
 San Mateo, California         Franklin Resources,
  TRUSTEE                      Inc. and Franklin
                               Templeton Distributors,
                               Inc.; president and
                               director of Franklin
                               Advisers, Inc.; officer
                               and/or director,
                               trustee or managing
                               general partner, as the
                               case may be, of most
                               other subsidiaries of
                               Franklin Resources,
                               Inc. Age 55.

                                                                        SHARES OWNED
                                                                     BENEFICIALLY AND %
    NAME, ADDRESS AND          PRINCIPAL OCCUPATION        TRUSTEE  OF TOTAL OUTSTANDING
  OFFICES WITH THE FUND   DURING PAST FIVE YEARS AND AGE    SINCE  AS OF DECEMBER 15, 1995
  ---------------------   ------------------------------   ------- -----------------------
 TRUSTEES SERVING UNTIL
 1998 ANNUAL MEETING
 OF SHAREHOLDERS:

 ANDREW H. HINES, JR.        Consultant, Triangle           1990              162(**)
 150 2nd Avenue N.            Consulting Group;
 St. Petersburg, Florida      chairman of the board
  TRUSTEE                     and chief executive
                              officer of Florida
                              Progress Corporation
                              (1982-February 1990)
                              and director of various
                              of its subsidiaries;
                              chairman and director
                              of Precise Power
                              Corporation; Executive-
                              In-Residence of Eckerd
                              College (1991-present);
                              director of Checkers
                              Drive-In Restaurants,
                              Inc. Age 72.

HARRIS J. ASHTON            Chairman of the board,         1992              500(**)
 Metro Center,                president and chief
 1 Station Place              executive officer of
 Stamford, Connecticut        General Host
  TRUSTEE                     Corporation (nursery
                              and craft centers);
                              director of RBC
                              Holdings (U.S.A.) Inc.
                              (bank holding company)
                              and Bar-S Foods.
                              Age 63.

 S. JOSEPH FORTUNATO         Member of the law firm         1992              100(**)
 200 Campus Drive             of Pitney, Hardin, Kipp
 Florham Park, New Jersey     & Szuch; director of
  TRUSTEE                     General Host
                              Corporation (nursery
                              and craft centers).
                              Age 63.

 GORDON S. MACKLIN           Chairman of White River        1993            2,000(**)
 2812 Burning Tree Road       Corporation
 Bethesda, Maryland           (information services);
  TRUSTEE                     director of Fund
                              America Enterprises
                              Holdings, Inc.,
                              Lockheed Martin
                              Corporation, MCI
                              Communications
                              Corporation, Fusion
                              Systems Corporation,
                              Infovest Corporation,
                              and Medimmune, Inc.;
                              formerly, chairman of
                              Hambrecht and Quist
                              Group, director of H&Q
                              Healthcare Investors
                              and president of the
                              National Association of
                              Securities Dealers,
                              Inc. Age 67.

 TRUSTEES SERVING UNTIL
 1997 ANNUAL MEETING
 OF SHAREHOLDERS:

 F. BRUCE CLARKE             Retired; former credit         1988              174(**)
 19 Vista View Blvd.          adviser, National Bank
 Thornhill, Ontario           of Canada, Toronto.
  TRUSTEE                     Age 85.

 BETTY P. KRAHMER            Director or trustee of         1990              100(**)
 2201 Kentmere Parkway        various civic
 Wilmington, Delaware         associations; former
  TRUSTEE                     economic analyst, U.S.
                              Government. Age 66.

                                                                         SHARES OWNED
                                                                      BENEFICIALLY AND %
     NAME, ADDRESS AND          PRINCIPAL OCCUPATION        TRUSTEE  OF TOTAL OUTSTANDING
   OFFICES WITH THE FUND   DURING PAST FIVE YEARS AND AGE    SINCE  AS OF DECEMBER 15, 1995
   ---------------------   ------------------------------   ------- -----------------------
 NICHOLAS F. BRADY*            Chairman, Templeton           1993             -0-
 102 East Dover Street          Emerging Markets
 Easton, Maryland               Investment Trust PLC;
  TRUSTEE                       chairman, Templeton
                                Latin American
                                Investment Trust PLC;
                                chairman of Darby
                                Overseas Investments,
                                Ltd. (an investment
                                firm), (1994-present);
                                director of the
                                Amerada Hess
                                Corporation, Capital
                                Cities/ABC, Inc.,
                                Christiana Companies,
                                and the H.J. Heinz
                                Company; Secretary of
                                the United States
                                Department of the
                                Treasury (1988-January
                                1993); chairman of the
                                board of Dillon, Read
                                & Co. Inc. (investment
                                banking) prior
                                thereto. Age 65.

 NOMINEE TO SERVE UNTIL
 1997 ANNUAL MEETING
 OF SHAREHOLDERS:

 CHARLES B. JOHNSON*           President and director        1995             -0-
 777 Mariners Island Blvd.      of Franklin Resources,
 San Mateo, California          Inc.; chairman of the
  CHAIRMAN OF THE BOARD         board and director of
   AND VICE PRESIDENT           Franklin Advisers,
                                Inc. and Franklin
                                Templeton
                                Distributors, Inc.;
                                director of General
                                Host Corporation
                                (nursery and craft
                                centers) and Templeton
                                Global Investors,
                                Inc.; officer and/or
                                director, trustee or
                                managing general
                                partner, as the case
                                may be, of most other
                                subsidiaries of
                                Franklin Resources,
                                Inc. Age 63.

--------
 * Messrs. Charles B. Johnson, Rupert H. Johnson, Jr., and Nicholas F. Brady are "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940. Mr. Brady and Franklin Resources, Inc., are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February, 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. Mrs. Krahmer and Messrs. Hines, Galbraith, Ashton, Clarke, Fortunato, Macklin and Millsaps are not "interested persons" of the Trust.
** Less than 0.01%.

REMUNERATION OF TRUSTEES AND OFFICERS

  Each fund in the Templeton Family of Funds pays its independent directors/trustees and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings, the amount of which is based on the level of assets in the Trust. Accordingly, the Trust pays the Independent Trustees and Mr. Brady an annual retainer of $1,000 and a fee of $100 per meeting of the Board and its committees attended. Trustees are reimbursed for any expenses incurred in attending meetings. The direct aggregate and total remuneration (including reimbursements of such expenses) paid to all Trustees as a group for the fiscal year ended August 31, 1995, under the Trustee compensation arrangement then in effect was $17,000. TICI and its affiliates pay the salaries and expenses of the Trust's officers. No pension or retirement benefits are accrued as part of Trust expenses.

  The following table shows the total compensation paid to the independent Trustees and Mr. Brady by the Trust and by all investment companies in the Franklin Templeton Group:

                                                  NUMBER OF FRANKLIN    TOTAL COMPENSATION FROM
                         AGGREGATE COMPENSATION  TEMPLETON FUND BOARDS   ALL FUNDS IN FRANKLIN
    NAME OF TRUSTEE         FROM THE TRUST*     ON WHICH TRUSTEE SERVES    TEMPLETON GROUP**
    ---------------      ---------------------- ----------------------- -----------------------
Harris J. Ashton........         $1,550                    56                  $327,925
Nicholas F. Brady.......          1,550                    24                    98,225
F. Bruce Clarke.........          2,050                    20                    83,350
S. Joseph Fortunato.....          1,550                    58                   344,745
John Wm. Galbraith......            350                    23                    70,100
Andrew H. Hines, Jr.....          2,050                    24                   106,325
Betty P. Krahmer........          1,550                    24                    93,475
Gordon S. Macklin.......          1,550                    53                   321,525
Fred R. Millsaps........          2,050                    24                   104,325

--------
 * For the fiscal year ended August 31, 1995.
** For the calendar year ended December 31, 1995.

  Certain officers of the Trust are shareholders of Franklin and may be deemed to receive indirect remuneration by virtue of their participation in the management fees and other fees received from the Franklin Templeton Group by TICI and its affiliates.

  There are no family relationships among any of the Trustees or nominees for Trustees, except that Charles B. Johnson is the brother of Rupert H. Johnson, Jr.

  Under the securities laws of the United States, the Trust's Trustees, its officers, and any persons holding more than ten percent of the Trust's Shares, as well as affiliated persons of the Investment Manager, are required to report their ownership of the Trust's Shares and any changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established and the Trust is required to report in this Proxy Statement any failure to file by these dates during 1995. All of these filing requirements were satisfied except the Initial Statement of Beneficial Ownership of Securities filed on behalf of the Investment Manager and certain of its affiliates, which were inadvertently filed late. In making these statements, the Trust has relied on the written representations of the persons affected and copies of the reports that they have filed with the Securities and Exchange Commission.

  The Trust has a standing Audit Committee consisting of Messrs. Millsaps, Clarke, Hines and Galbraith, all of whom are independent Trustees of the Trust. The Audit Committee reviews both the audit and nonaudit work of the Trust's independent public accountants, submits a recommendation to the Board of Trustees as to the selection of independent public accountants, and reviews generally the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian. The Board has established a Nominating and Compensation Committee consisting of Messrs. Hines and Macklin. The Nominating and Compensation Committee is responsible for the selection, nomination for appointment and election of candidates to serve as independent Trustees of the Trust. The Nominating and Compensation Committee will review Shareholders' nominations to fill vacancies on the Board, if such nominations are in writing and addressed to the Committee at the Trust's headquarters. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

  During the fiscal year ended August 31, 1995, there were four meetings of the Board of Trustees, one meeting of the Audit Committee and three meetings of the Nominating and Compensation Committee. Each of the Trustees then in office attended at least 75% of the total number of meetings of the Board of Trustees throughout the period. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

  As of December 15, 1995, the Trustees and officers of the Trust as a group owned 3,818 shares or less than 1% of the Trust's outstanding shares.

EXECUTIVE OFFICERS OF TRUST

  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. The executive officers are:

       NAME, ADDRESS AND                  PRINCIPAL OCCUPATION
    OFFICES WITH THE TRUST           DURING PAST FIVE YEARS AND AGE
    ----------------------           ------------------------------
 CHARLES B. JOHNSON..........  As shown under Proposal 1, "Election of
  777 Mariners Island Blvd.     Trustees"
  San Mateo, CA
  Chairman since 1995
  and Vice president
  since 1992

 SAMUEL J. FORESTER, JR......  President of Templeton Global Bond
  500 East Broward Blvd.        Managers Division of TICI; president or
  Fort Lauderdale, FL           vice president of other Templeton Funds;
  President                     founder and partner of Forester,
  since 1993                    Hairston Investment Management (1989-
                                1990); managing director (Mid-East
                                Region) of Merrill Lynch, Pierce, Fenner
                                & Smith Inc. (1987-1988); advisor for
                                Saudi Arabian Monetary Agency (1982-
                                1987). Age 47.


       NAME, ADDRESS AND                  PRINCIPAL OCCUPATION
    OFFICES WITH THE TRUST           DURING PAST FIVE YEARS AND AGE
    ----------------------           ------------------------------
 MARK G. HOLOWESKO...........  President and director of Templeton Global
  Lyford Cay                    Advisors Limited; chief investment
  Nassau, Bahamas               officer of the global equity group for
  Vice president                Templeton Worldwide, Inc.; president or
  since 1989                    vice president of other Templeton Funds;
                                investment administrator with Roy West
                                Trust Corporation (Bahamas) Limited
                                (1984-1985). Age 35.

 MARTIN L. FLANAGAN..........  Senior vice president, treasurer and chief
  777 Mariners Island Blvd.     financial officer of Franklin Resources,
  San Mateo, CA                 Inc.; director and executive vice
  Vice president                president of TICI; director, president,
  since 1989                    and chief executive officer of TGII;
                                director or trustee and president or vice
                                president of various Templeton Funds;
                                accountant with Arthur Andersen & Company
                                (1982-1983); and a member of the
                                International Society of Financial
                                Analysts and the American Institute of
                                Certified Public Accountants. Age 35.

 NEIL S. DEVLIN..............  Senior vice president of the Templeton
  500 East Broward Blvd.        Global Bond Managers division of TICI;
  Fort Lauderdale, FL           formerly, portfolio manager and bond
  Vice president                analyst for Constitutional Capital
  since 1993                    Mangement (1985-1987); bond trader and
                                research analyst for Bank of New England
                                (1982-1985). Age 38.

 JOHN R. KAY.................  Vice president of the Templeton Funds;
  500 East Broward Blvd.        vice president and treasurer of TGII and
  Fort Lauderdale, FL           Templeton Worldwide, Inc.; assistant vice
  Vice president                president of Franklin Templeton
  since 1994                    Distributors, Inc.; formerly, vice
                                president and controller of the Keystone
                                Group, Inc. Age 55.

 JAMES R. BAIO...............  Treasurer of the Templeton Funds; senior
  500 East Broward Blvd.        vice president of Templeton Worldwide,
  Fort Lauderdale, FL           Inc., TGII and Templeton Funds Trust
  Treasurer                     Company; senior tax manager of Ernst &
  since 1994                    Young (certified public accountants)
                                (1977-1989). Age 41.

 THOMAS M. MISTELE...........  Senior vice president of TGII; vice
  700 Central Avenue            president of Franklin Templeton
  St. Petersburg, FL            Distributors, Inc.; secretary of the
  Secretary                     Templeton Funds; attorney, Dechert Price
  since 1989                    & Rhoads (1985-1988) and Freehill,
                                Hollingdale & Page (1988); judicial
                                clerk, U.S. District Court (Eastern
                                District of Virginia) (1984-1985). Age
                                42.

                II. RATIFICATION OR REJECTION OF APPOINTMENT OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

  McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, have been the independent public accountants for the Trust since its inception in November, 1988, and have examined the Trust's financial statements for the fiscal year ended August 31, 1995, and in connection therewith have reported on the financial statements of the Trust and reviewed certain filings of the Trust with the Securities and Exchange Commission. At a meeting held on October 21, 1995, upon recommendation of the Audit Committee, the Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust, selected McGladrey & Pullen, LLP as independent public accountants for the Trust for the fiscal year ending August 31, 1996, subject to ratification by the Shareholders at the Annual Meeting.

  The Trust is advised that neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Trust. Representatives of McGladrey & Pullen, LLP are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The Board of Trustees recommends that the Shareholders vote in favor of ratifying the selection of McGladrey & Pullen, LLP as independent public accountants for the Trust for the fiscal year ending August 31, 1996.

                              III. OTHER BUSINESS

  The Board of Trustees knows of no other business to be presented at the Annual Meeting. If any additional matters should be properly presented, the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

                                  ADJOURNMENT

  In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual Meeting and Proxy Statement are not received by the time scheduled for the Annual Meeting, the persons named as proxies may move one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the Shares present at the Annual Meeting. The persons named as proxies will vote in favor of such adjournment those Shares which they are entitled to vote which voted in favor of such proposals. They will vote against such adjournment those proxies required to be voted against such proposals.

                                VOTES REQUIRED

  The presence in person or by proxy of the holders of a majority of the outstanding Shares is required to constitute a quorum at the Annual Meeting. The election of Trustees, as set forth in Proposal I, will require the affirmative vote of the holders of a plurality of the Trust's Shares present at the meeting. Ratification of the selection of the independent public accountants, as set forth in Proposal II, will require the affirmative vote of the holders of a majority of the Trust's Shares present at the meeting.

  If the accompanying form of proxy is executed properly and returned, Shares represented by it will be voted at the meeting in accordance with the instructions on the proxy. However, if no instructions are specified, Shares will be voted in favor of the Trustees named in Proposal I and in favor of Proposal II. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as Shares that are present but have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of "no" votes for purposes of obtaining approval of Proposal I and Proposal II.

  YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                       By Order of the Board of Trustees,

                                       Thomas M. Mistele, Secretary

January 9, 1996

                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
               ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 20, 1996
                              PLEASE VOTE PROMPTLY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

  The undersigned hereby appoints THOMAS M. MISTELE, JAMES R. BAIO and JOHN R. KAY, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Shareholders of Templeton Global Governments Income Trust (the "Trust") to be held at the Trust's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628, on Tuesday, February 20, 1996 at 10:00 A.M., EST, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER (OR NOT VOTED) AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEE IN ITEM 1, AND IN FAVOR OF ITEM 2, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ITEM 3.

________________________________________    _________________, 1996
              Signature(s)                           Date

PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. IF MORE THAN ONE OWNER IS REGISTERED AS SUCH, ALL MUST SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE.

(CONTINUED ON OTHER SIDE)

  Please mark boxes [_] or [X] in blue or black ink.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ITEMS 1 THROUGH 3.

Item 1--Election of Trustees

                                    Withhold
   For all Nominees                 Authority
    listed (except              to Vote for All
   as marked below)              Nominees Listed
         [_]                           [_]

Nominees: Fred R. Millsaps, John Wm. Galbraith, Rupert H. Johnson, Jr. and
          Charles B. Johnson.

          To withhold authority to vote for any individual nominee write that nominee's name below.

--------------------------------------------------------------------------------

   I plan to attend
      the meeting

          [_]

Item 2 -- Ratification of the selection of McGladrey & Pullen, LLP as independent public accountants of the Trust for the fiscal year ending August 31, 1996.

          FOR [_]     AGAINST [_]       ABSTAIN [_]

Item 3 -- In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Meeting or any adjournment thereof.

          FOR [_]     AGAINST [_]       ABSTAIN [_]

IMPORTANT: Please Mark, Sign, Date and Return the Proxy Card in the Enclosed Envelope.